U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240. Rule 14a-12

BEYONDSPRING INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL MEETING

TO BE HELD ON MONDAY, SEPTEMBER 15, 2025

You are cordially invited to attend the 2025 Annual General Meeting of Shareholders (the “AGM”) of BeyondSpring Inc. (the “Company”) to be held on Monday, September 15, 2025 at 9 a.m., Eastern Time, at 100 Campus Drive, Florham Park, New Jersey, 07932. The AGM will also allow participation virtually. You will be able to connect:

(i) by phone or other mobile devices
1-800-450-7155 (toll-free) / outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Meeting number (access code): 8571868#
Control Number: will be supplied on the Notice of Internet Availability of Proxy Materials or the proxy card or you can contact Continental to join the meeting

(ii) by Webex (video system or application)
https://www.cstproxy.com/beyondspring/2025
Control Number: will be supplied on the Notice of Internet Availability of Proxy Materials or the proxy card or you can contact Continental to join the meeting
You will be able to vote through the virtual meeting.

At the AGM, shareholders will be invited to consider and vote upon the following matters:

1.	Ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

2.	Any other matter that properly comes before the AGM.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Annual General Meeting.

The board of directors has fixed the close of business on July 25, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the AGM and any postponement or adjournment thereof. Your vote is very important to the Company and all proxies are being solicited by the board of directors. So, whether or not you plan on attending the AGM, we encourage you to submit your proxy as soon as possible (i) by accessing the Internet site or by calling the toll-free number described in the proxy materials; or (ii) by signing, dating and returning a proxy card or instruction form provided to you. By submitting your proxy promptly, you will save the Company the expense of further proxy solicitation. Please note that all votes cast on the Internet must be cast prior to 11:59 p.m., Eastern Time, on September 14, 2025.

By: Order of the Board of Directors,

/s/ Lan Huang
Lan Huang
Chair of the Board of Directors

Florham Park, New Jersey

August 6, 2025

TABLE OF CONTENTS

BEYONDSPRING INC.

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND PROXY MATERIALS

General

This proxy statement is furnished to shareholders of BeyondSpring Inc., a Cayman Islands exempted company (the “Company”), in connection with the solicitation of proxies for use at the 2025 Annual General Meeting of the Company (the “AGM”) to be held on Monday, September 15, 2025 at 9 a.m., Eastern Time, at 100 Campus Drive, Florham Park, New Jersey, 07932. The AGM will also allow participation virtually. This solicitation of proxies is made on behalf of our board of directors.

Important Notice Regarding the Availability of Proxy Materials for the
Annual General Meeting to be Held on Monday, September 15, 2025

Pursuant to the rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) to our shareholders of record. We are also sending a paper copy of this proxy statement and a proxy card to shareholders of record who have indicated they prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. Such Internet Notice, or this proxy statement and proxy card or voting instruction form, as applicable, is being mailed to our shareholders on or about August 6, 2025.

Shareholders will have the ability to access the proxy materials on the website referred to in the Internet Notice or may request to receive a paper copy of the proxy materials by mail or electronic copy by electronic mail on a one-time or ongoing basis. Instructions on how to request a printed copy by mail or electronically may be found on the Internet Notice.

The Internet Notice will also identify the date, the time and location of the AGM; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an email address, and a website where shareholders can request to receive, free of charge, a paper or email copy of this proxy statement and a proxy card relating to the AGM; information on how to access and vote the proxy card; and information on how to obtain instructions to attend the meeting and vote in person at the meeting or virtually.

What Are You Voting On?

You will be asked to vote on the following proposals at the AGM:

1.	Ratification of the appointment of CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

2.	Any other matter that properly comes before the AGM.

Who Can Vote?

Only the holders of record of ordinary shares, US$0.0001 par value per share (the “Ordinary Shares”), of the Company as at the close of business on July 25, 2025, Eastern Time (the “Record Date”) are entitled to receive notice of and attend the AGM and any adjournment thereof. No person shall be entitled to vote at the AGM unless it is registered as a shareholder on the Register of Members of the Company on the Record Date for the AGM.

Difference between a Shareholder of Record and a “Street Name” Holder

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described below under the heading “Voting Your Shares.”

Quorum

As of the close of business on the Record Date, 40,322,320 Ordinary Shares were issued and outstanding. One or more shareholders holding at least a majority of the paid up voting share capital of the Company present in person or by proxy constitutes a quorum, which is required in order to hold and conduct business at the AGM.

Your shares are counted as present at the AGM if you:

•      are present at the AGM in person or virtually; or

•      have properly submitted a proxy card by mail or submitted a proxy over the Internet.

If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see below under “— Broker Non-Votes.”

Voting Your Shares

The AGM will be held at 100 Campus Drive, Florham Park, New Jersey, 07932. The AGM will also allow participation virtually. You will be able to connect:

(i) by phone or other mobile devices
1-800-450-7155 (toll-free)
outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Meeting number (access code): 8571868#
Control Number: will be supplied on the Notice of Internet Availability of Proxy Materials or the proxy card or you can contact Continental to join the meeting

(ii) by Webex (video system or application)
https://www.cstproxy.com/beyondspring/2025
Control Number: will be supplied on the Notice of Internet Availability of Proxy Materials or the proxy card or you can contact Continental to join the meeting
You will be able to vote through the virtual meeting.

The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy and (2) for shares held as a record holder and shares held in “street name.”

If you are a record holder, you may vote by submitting a proxy over the Internet by following the instructions on the website referred to in the proxy card or the Internet Notice mailed to you. Alternatively, if you received a paper copy of your proxy card, you may vote your shares by submitting a proxy over the Internet by following the instructions on the proxy card, or by completing, dating and signing the proxy card that is included with this proxy statement and promptly returning it in the pre-addressed, postage-paid envelope provided to you.

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If your shares are held in “street name,” your broker, bank or other street name holder will provide you with instructions that you must follow to have your shares voted.

Deadline for Submitting Your Proxy on the Internet

Internet voting will close at 11:59 p.m., Eastern Time, on September 14, 2025. Shareholders who submit a proxy by Internet need not return a proxy card or the voting instruction form forwarded by your broker, bank, trust or other nominee by mail.

YOUR VOTE IS VERY IMPORTANT. Please submit your vote in advance even if you plan to attend the AGM.

Voting at the AGM

Each Ordinary Share issued and outstanding as of the close of business on the Record Date is entitled to one vote at the AGM. The resolutions to be put to the vote at the AGM will be approved by an ordinary resolution (i.e., a simple majority of the votes cast by or on behalf of the shareholders attending and voting in person or by proxy at the AGM).

If you plan to attend the AGM, you may vote in person or virtually. Please note that if your shares are held in “street name” and you wish to vote during the meeting, you must obtain a proxy issued in your name from your broker, bank or other street name holder. Even if you intend to attend the AGM, we encourage you to submit your proxy or voting instructions to vote your shares in advance of the AGM. Please see the important instructions and requirements below under “—Attendance at the AGM.”

Changing Your Vote

Registered shareholders may revoke their proxy or change voting instructions before shares are voted at the AGM by submitting a written notice of revocation to Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York 10004-1561, with a copy to proxyproposal@beyondspringpharma.com, or a duly executed proxy bearing a later date (which must be received by us no later than the date set forth below) or by attending the AGM and voting in person. A beneficial owner owning Ordinary Shares in street name may revoke or change voting instructions by contacting the bank, custodian, depositary, brokerage firm, or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person or virtually at the AGM.

If You Receive More Than One Proxy Card or Internet Notice

If you receive more than one proxy card or Internet Notice, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy over the Internet, submit one proxy for each proxy card or Internet Notice you receive.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. YOUR VOTE IS VERY IMPORTANT.

If You Do Not Specify How You Want Your Shares Voted

If you are the record holder of your shares and submit your proxy without specifying how your shares are to be voted, your shares will be voted FOR the ratification of the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

In addition, the proxy holders named in the proxy are authorized to vote in their discretion on any other matters that may properly come before the AGM and at any postponement or adjournment thereof. The board of directors knows of no other items of business that will be presented for consideration at the AGM other than those described in this proxy statement.

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Broker Non-Votes

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the AGM for the purpose of determining a quorum, but will not be considered votes actually cast on the proposal in question. Brokers generally have discretionary authority to vote on the ratification of the selection of CBIZ as our independent registered public accounting firm.

Votes Required

For each proposal, we will consider only votes actually cast, whether in person or by proxy. Abstentions and broker non-votes will not have any effect on the results of any proposal.

Inspector of Election

All votes will be tabulated by the inspector of election appointed for the AGM, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Solicitation of Proxies

We will bear the cost of soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding our Ordinary Shares in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

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PROPOSAL 1 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors (the “Audit Committee”) is responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. In connection with this responsibility, the Audit Committee evaluates and monitors the auditors’ qualifications, performance and independence. This responsibility includes a review and evaluation of the independent auditors. The Audit Committee approves all audit engagement fees and terms associated with the retention of the independent auditors.

As a matter of good corporate governance, the board of directors is requesting our shareholders to ratify the Audit Committee’s selection of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

On April 8, 2025, our prior auditor, Marcum LLP (“Marcum”), resigned as the Company’s independent registered public accounting firm. On November 1, 2024, CBIZ acquired the attest business of Marcum. Substantially all of the partners and staff that provided attestation services with Marcum joined CBIZ. On April 9, 2025, upon Marcum’s resignation as auditors of the Company and with the approval of the Audit Committee, CBIZ was engaged as the Company’s independent registered public accounting firm.

Marcum’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report on the consolidated financial statements of the Company for the year ended December 31, 2023 contained an explanatory paragraph regarding the Company stating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the audits for the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through April 8, 2025, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the years ended December 31, 2024 and 2023, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

If the shareholders do not ratify the selection, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our shareholders.

Representatives from CBIZ are expected to be present at the AGM and will have an opportunity to make a statement at the AGM if they desire to do so and are expected to be available to respond to appropriate questions at the AGM.

Required Vote

A simple majority of the votes cast, by or on behalf of, the shareholders attending and voting in person or by proxy at the AGM is required to ratify the selection of CBIZ.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE
APPOINTMENT OF CBIZ AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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OTHER MATTERS

We know of no other matters to be submitted to the AGM. If any other matters properly come before the AGM, it is the intention of the persons named in the enclosed form of proxy to vote the Ordinary Shares they represent as the board of directors may recommend.

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DATE OF SUBMISSION OF SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

The Cayman Islands Companies Act provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our memorandum and articles of association allow our shareholders holding at the date of deposit of the requisition not less than 10% of our issued share capital that carries the right of voting at general meetings of our company to requisition an extraordinary general meeting of our shareholders, in which case the board of directors shall convene an extraordinary general meeting. If the directors do not within 21 days from the date of the deposit of the requisition duly proceed to convene a general meeting to be held within a further 21 days, the requisitionists or any of them representing more than one half of the total voting rights of all of them may convene a general meeting themselves within three months after the expiration of the second said 21 days.

As a Cayman Islands exempted company, we may but are not obligated by law to call annual general meetings; however, we are required to hold an annual shareholder meeting every year in accordance with the Nasdaq Stock Market listing standards.

Shareholders may present proper proposals for inclusion in our proxy statements and for consideration at our next annual general meeting of shareholders by submitting their proposals in writing to us in a timely manner that satisfy the requirements of Rule 14a-8 under the Exchange Act. To be considered for inclusion in next year’s proxy materials, shareholder proposals must be received at our principal executive offices no later than April 8, 2026.

To the extent directors are elected at next year’s annual general meeting, to comply with the universal proxy rules, a shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 17, 2026. In the event that next year’s annual meeting is not scheduled to occur within 30 days of the anniversary of the AGM, the written notice must be received by the later of (i) 60 calendar days prior to such annual meeting or (ii) the 10th calendar day following the day on which public announcement of the date of such annual meeting is first made by the Company.

A copy of all notices of proposals by shareholders should be sent to BeyondSpring Inc., 100 Campus Drive, West Side, 4th Floor, Suite 410, Florham Park, New Jersey, 07932, Attention: Chief Executive Officer.

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HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of Annual General Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are holders of our Ordinary Shares will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered.

Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Direct your written request to Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York 10004-1561, or call +1-917-262-2373. Shareholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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2025 2 . To address such other matters as may properly come before the 2025 annual meeting or any adjournment or postponement thereof . 1 . To Ratification of the appointment of CBIZ CPAs P . C . as our independent registered public accounting firm for the fiscal year ending December 31 , 2025 BEYONDSPRING INC.  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Signature Signature, if held jointly Date 2025. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. Please mark like this X your votes 199056 BeyondSpring Inc Proxy Card Rev4 Front CONTROL NUMBER PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/beyondspring/2025 MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card . Votes submitted electronically over the Internet must be received by 11 : 59 p . m . , Eastern Time, on September 14 , 2025 . YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK  EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail FOR AGAINST ABSTAIN

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2025  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BEYONDSPRING INC. 100 CAMPUS DRIVE, FLORHAM PARK, NJ 07932 The undersigned appoints Lan Huang as proxy with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of BeyondSpring Inc . held of record by the undersigned at the close of business on July 25 , 2025 at the Annual Meeting of Shareholders of BeyondSpring Inc . to be held on September 15 th, 2025 at 9 : 00 a . m . Eastern time, or any adjournment or postponement thereof . THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED . IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 , AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING . THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS . (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on September 15th, 2025 The 2025 Proxy Statement is available at: http://www.cstproxy.com/beyondspring/2025 199056 BeyondSpring Inc Proxy Card Rev4 Back

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